SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the  Registrant  x
Filed by a Party other than the Registrant Check the appropriate box:

x Preliminary Proxy Statement
  Confidential, for the use of the Commission Only
    (as permitted by Rule 14a-6(e)(2)
  Definitive Proxy Statement
  Definitive Additional Materials
  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                     NATIONAL PATENT DEVELOPMENT CORPORATION
                (Name of Registrant as Specified In Its Charter)

     Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

x  fee required

   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1) and 0-11.

   (1)  Title of each  class  of  securities  to which  transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:


   Fee paid previously with preliminary materials.

   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)   Amount Previously Paid:

   (2)   Form, Schedule or Registration Statement No.:

   (3)   Filing Party:

   (4)   Date Filed:

                     NATIONAL PATENT DEVELOPMENT CORPORATION
                               9 West 57th Street
                                   Suite 4170
                            New York, New York 10019

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          To Be Held February __, 1998

To The Stockholders:

    The Special Meeting of Stockholders of National Patent Development Corporation (the "Company") will be held at the principal executive offices of the Company, 9 West 57th Street, Suite 4170, New York, NY 10019 on the __th day of February 1998, at 10:30 a.m. local time, for the following purposes:

    1. To consider and act upon a proposal to amend the Company's Restated Certificate of Incorporation to change the name of the Company to GP Alpha Corporation.

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record as of the close of business on January 30, 1998 are entitled to receive notice of and to vote at the meeting. A list of such stockholders shall be open to the examination of any stockholder during ordinary business hours, for a period of ten days prior to the meeting, at the principal executive offices of the Company, 9 West 57th Street, Suite 4170, New York, New York.

                                         By Order of the Board of Directors

                                         Lydia M. DeSantis
                                         Secretary

New York, New York
February __, 1998

    If you do not expect to be present at the meeting, please fill in, date and sign the enclosed Proxy and return it promptly in the enclosed return envelope.

                     NATIONAL PATENT DEVELOPMENT CORPORATION
                               9 West 57th Street
                                   Suite 4170
                            New York, New York 10019

                                 ---------------
                                                             New York, New York
                                                             February __, 1998

                                 PROXY STATEMENT

    The accompanying Proxy is solicited by and on behalf of the Board of Directors of National Patent Development Corporation, a Delaware corporation the ("Company"), in connection with a Special Meeting of Stockholders to be held at the principal executive offices of the Company, 9 West 57th Street, Suite 4170, New York, NY 10019 on the __th day of February, 1998 at 10:30 a.m., local time, and at any adjournments thereof. The approximate date on which this Proxy
Statement and the accompanying Proxy were first given or sent to security holders was February __, 1998.

    Each Proxy executed and returned by a stockholder may be revoked at any time thereafter, by written notice to that effect to the Company, attention of the Secretary, prior to the Annual Meeting, or to the Chairman, or the Inspectors of Election, at the Annual Meeting, or by the execution and return of a later-dated Proxy, except as to any matter voted upon prior to such revocation.

    The Proxies in the accompanying form will be voted in accordance with the specifications made and where no specifications are given, such Proxies will be voted FOR the proposal to amend the Company's Restated Certificate of Incorporation to change the name of the Company to GP Alpha Corporation (the "Name Change"). In the discretion of the proxy holders, the Proxies will also be voted FOR or AGAINST such other matters as may properly come before the Special Meeting. The management of the Company is not aware that any other matters are to be presented for action at the Special Meeting. Approval of the Name Change will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and the holders of a majority of the outstanding shares of Class B Stock. Accordingly, an abstention or a broker "non-vote" (which results when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) will have the same affect on the outcome of the vote as a negative vote with respect to the approval of the Name Change.

                                VOTING SECURITIES

    The Board of Directors has fixed the close of business on January 30, 1998 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting. The issued and outstanding stock of the Company on January 30, 1998 consisted of _______ shares of Common Stock, each entitled to one vote, and 62,500 shares of Class B Stock, each entitled to ten votes. A quorum of the stockholders is constituted by the presence, in person or by proxy, of holders of record of Common Stock and Class B Stock, representing a majority of the number of votes entitled to be cast. The only difference in the rights of the holders of Common Stock and the rights of holders of Class B Stock is that the former class has one vote per share and the latter class has ten votes per share. The Class B Stock is convertible at any time into shares of Common Stock on a share for share basis at the option of the holders thereof.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth the number of shares of Common Stock and Class B Stock beneficially owned as of January 30, 1998, by each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock or Class B Stock.


                   Name and Address        Amount and Nature of
Title of             of Beneficial              Beneficial           Percent of
  Class                 Owners                  Ownership            Class (1)
--------          -------------------       ---------------         ------------

Class B Stock     Jerome I. Feldman         387,400 shares(2)(3)(4)  50%(5)(6)
                  c/o National Patent
                  Development Corp.
                  9 West 57th Street
                  Suite 4170
                  New York, NY 10019

Class B Stock     Martin M. Pollak          387,400 shares(2)(3)(4)  50%(5)(6)
                  c/o National Patent
                  Development Corp.
                  9 West 57th Street
                  Suite 4170
                  New York, NY 10019

----------
(1) The percentage of class calculation assumes for each beneficial owner that all of the options are exercised in full only by the named beneficial owner and that no other options are deemed to be exercised by any other stockholder.

(2) Includes 356,150 shares each of Class B Stock issuable upon exercise of currently exercisable stock options held by each of Messrs. Feldman and Pollak.

(3) For information with respect to the shares of Common Stock beneficially owned by Messrs. Feldman and Pollak, see "Security Ownership of Directors and Certain Executive Officers."


(4) On March 26, 1986, Mr. Feldman and Mr. Pollak entered into an agreement (i) granting each other the right of first refusal over the sale or hypothecation of the Class B Stock and options to purchase Class B Stock now owned or subsequently acquired by each of them and (ii) in the event of the death of either of them granting the survivor a right of first refusal over the sale or hypothecation of the Class B Stock or options to acquire shares of Class B Stock held by the estate of the decedent. The aforesaid right of first refusal is for the duration of the life of the survivor of Mr. Feldman or Mr. Pollak.

(5) Percentage could increase up to approximately 92.5% if either individual exercised all of his stock options and the other individual did not exercise any.

(6) Based upon the Common Stock and Class B Stock of the Company outstanding at January 30, 1998, Mr. Feldman and Mr. Pollak controlled in the aggregate approximately 6.75% of the voting power of all voting securities of the Company. This percentage for Mr. Feldman and Mr. Pollak would increase to approximately 42.8% if they exercised all of the currently exercisable stock options to purchase shares of the Common Stock and Class B Stock of the Company held by them.


         SECURITY OWNERSHIP OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

The following table sets forth, as of January 30, 1998, beneficial ownership of shares of Common Stock and Class B Stock of the Company and its subsidiary by each director, each of certain executive officers, and all directors and executive officers as a group.


                                                                 TOTAL
                                TOTAL NUMBER        PERCENT    NUMBER OF
                                OF SHARES OF          OF       SHARES OF     ERCENT OF
                                COMMON STOCK        COMMON      CLASS B      CLASS B
                                BENEFICIALLY        STOCK    BENEFICIALLY    STOCK
                                    OWNED           OWNED        OWNED       OWNED (1)
                NAME

Jerome I. Feldman(2)(3)(4)       402,567(6)        3.66(7)     387,400(7)      92.54(7)
Martin M. Pollak(2)(3)(4)        405,005(8)        3.68(7)     387,400(7)      92.54(7)
Scott N. Greenberg(2)             66,907(9)          *          49,950(9)      44.42
Sheldon L. Glashow(5)              2,095(11)         *              -           -
Roald Hoffmann(5)                 14,360(11)         *              -           -
Bernard M. Kauderer                2,095(11)         *              -           -
John C. McAuliffe                 19,598(10)(11)     *              -           -
Ogden R. Reid(5)                  11,910(11)         *              -           -
Herbert R. Silverman(3)           10,910(11)         *              -           -
Gordon Smale(3)                    2,000(11)         *              -           -
Lawrence M. Gordon                46,025(11)         *              -           -
Directors and Executive
 Officers as a Group
(12 persons)(11)                 989,479           8.60       824,750         100.00


* The number of shares owned is less than one percent of the outstanding shares.


(1) The percentage of class calculation assumes for each beneficial owner that all of the options are exercised in full only by the named beneficial owner and that no other options are deemed to be exercised by any other stockholder.

(2)    Member of the Executive Committee.

(3)    Member of the Compensation Committee.

(4)    Member of the Stock Option Committee.

(5)    Member of the Audit Committee.

(6) Includes (i) 67,977 shares of Common Stock beneficially owned by Mr. Feldman, (ii) 333,417 shares of Common Stock issuable upon exercise of currently exercisable stock options held by Mr. Feldman, and (iii) 1,173 shares of Common Stock held by members of his family. Mr. Feldman disclaims beneficial ownership of the 1,173 shares of Common Stock held by members of his family.

(7) For information with respect to the shares of Class B Stock beneficially owned by Messrs. Feldman and Pollak, see footnotes 2, 5 and 6 to "Principal Stockholders Table."

(8) Includes (i) 61,718 shares of Common Stock beneficially owned by Mr. Pollak, (ii) 335,917 shares of Common Stock issuable upon exercise of currently exercisable stock options held by Mr. Pollak, (iii) 5,752 shares of Common Stock held by his wife, and (iv) 1,618 shares of Common Stock for a foundation of which Mr. Pollak is a trustee. Mr. Pollak disclaims beneficial ownership of the 5,752 shares of Common Stock held by his wife.

(9) Includes (i) 6,032 shares of Common Stock beneficially owned by Mr. Greenberg, (ii) 60,875 shares of Common Stock issuable upon exercise of currently exercisable stock options, and (iii) 49,950 shares of Class B Stock issuable upon exercise of currently exercisable stock options held by Mr. Greenberg.

(10) Includes 3,121 shares of Common Stock allocated to Mr. McAuliffe's account pursuant to the provisions of the General Physics Profit Investment Plan.

(11)   Includes 95, 2,007,  450, 95, 3,477,  250, 1,250,  and 143,351 shares of
       Common Stock beneficially owned by Messrs. Glashow, Gordon, Hoffmann, Kauderer, McAuliffe, Reid, Silverman, and all directors and certain executive officers as a group, respectively and (ii) 2,000, 46,025, 13,910, 2,000, 13,000, 11,660, 9,660, and 834,464 shares of Common Stock issuable upon exercise of currently exercisable stock options held by Messrs. Glashow, Gordon, Hoffmann, Kauderer, McAuliffe, Reid, Silverman and all directors and certain executive officers as a group, respectively.


       As of January 30, 1998 the Company owned 2,842,300 shares of SGLG, Inc. ("SGLG") common stock, constituting approximately 92% of the outstanding shares. In addition, Mr. Pollak owns 1,000 shares of SGLG common stock.

                    PROPOSAL TO AMEND THE COMPANY'S RESTATED
                     CERTIFICATE OF INCORPORATION TO CHANGE
                 THE NAME OF THE COMPANY TO GP ALPHA CORPORATION

     On November 13, 1997, the Board of Directors approved, subject to stockholder approval submitted hereby, a proposal to amend Article First of the Restated Certificate of Incorporation to effect the Name Change.

     The Board of Directors believes that the Name Change is necessary to align the Company's corporate identity more with its wholly-owned operating subsidiary General Physics Corporation ("General Physics"). The Name Change is consistent with the transformation of the Company from a holding company into an operating company and reflects the Company's strategy of focusing on training, technical and educational services through General Physics. General Physics provides performance improvement services to Fortune 500 companies, manufacturing and process industries, electric power utilities, and other commercial and governmental agencies.

                                  VOTE REQUIRED

     In  order  to  effect  the  Name  Change,   the  Restated   Certificate  of
Incorporation must be amended, which requires under Delaware law, the affirmative vote of holders of a majority of the outstanding shares of Common Stock and outstanding shares of Class B Stock.

     The Board of Directors recommends that you vote FOR the proposal to amend the Restated Certificate of Incorporation to effect the Name Change.

                              STOCKHOLDER PROPOSAL

     Stockholders were permitted to present proposals for inclusion in the proxy statement for the 1998 Annual Meeting of Stockholders provided they were received by the Company no later than January 13, 1998, and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

                                     GENERAL

    So far as is now known, there is no business other than that described above to be presented for action by the stockholders at the meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the meeting and any adjournments thereof in accordance with the discretion of the persons named therein.

                              COST OF SOLICITATION

    The cost of solicitation of proxies will be borne by the Company. It is expected that the solicitations will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone or telegraph and in person, and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals at the expense of the Company.


                                                         Lydia M. DeSantis
                                                                  Secretary

                     NATIONAL PATENT DEVELOPMENT CORPORATION


COMMON STOCK         Special Meeting of Stockholders                     PROXY

                          To Be Held February __, 1998

           This proxy is solicited on behalf of the Board of Directors

Revoking any such prior appointment, the undersigned, a stockholder of National Patent Development Corporation, hereby appoints Jerome I. Feldman and Martin M. Pollak, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Common Stock of the undersigned in said Company at the Special Meeting of Stockholders of said Company to be held at 9 West 57th Street, Suite 4170, New York, NY on February __, 1998, at 10:30 a.m. Local Time and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.

This proxy when properly executed will be voted as directed. If no direction is indicated, this proxy will be voted for proposal (1).

1. Proposal to approve an amendment to the Company's Restated Certificate of Incorporation to change the name of the Company to GP Alpha Corporation.

   For                               Against                            Abstain


2. Upon any other matters which may properly come before the meeting or any adjournments thereof.

         Please sign exactly as name appears below.

                                             Dated:                   , 1998
                                             Signature
                                             Signature if held jointly

 Please mark, sign, date and return the proxy card promptly using the enclosed envelope. When shares are held by joint tenants both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.